EXHIBIT 10.21

                           ALLIS-CHALMERS CORPORATION

                         NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the common stock of Allis-Chalmers Corporation (the "Corporation"). The named Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Allis-Chalmers Corporation 2002 Incentive Stock Plan (the "Plan"). The Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto. Optionee hereby acknowledges receipt of a copy of the Plan. If the spousal consent below is not signed, the Optionee represents and warrants that he or she is not married.

    Optionee:

    Grant Date:

    Expiration Date:

    Option Shares:

    Exercise Price:

    Type of Option:    [  ] Incentive Stock Option
                       [  ] Non-Qualified Stock Option

    Vesting Schedule:  The Option shall be vested and become exercisable as follows:






ALLIS-CHALMERS CORPORATION,                          OPTIONEE
A Delaware corporation


--------------------------                           ----------------------
By:
Title:   President                                   Address:

                                                     -----------------------
                                                     -----------------------
                                                     -----------------------



         By his or her signature below, the spouse of the Optionee acknowledges that he or she has read the Agreement and the Plan and agrees to be bound by all their terms and conditions.

----------------------------                       -----------------------------
Spouse                                                        Date


                                       1
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                           ALLIS-CHALMERS CORPORATION

                             STOCK OPTION AGREEMENT

                                    RECITALS
                                    --------

A. The Board has adopted the 2002 Stock Incentive Plan (the "Plan") for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary and consultants and other independent advisors who provide services to the Corporation or any Parent or Subsidiary. (All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.)


B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.


                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

         2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

         3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may be transferred, without consideration, during Optionee's lifetime to a Permitted Transferee. The transferred portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such transfer. The terms applicable to the transferred portion shall be the same as those in effect for this option immediately prior to such transfer.

         4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

         5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

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

                  (a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while holding this option, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

                  (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of inheritance shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of:
(i) the expiration of the twelve (12) month period measured from the date of Optionee's death; or (ii) the Expiration Date.

                  (c) Should Optionee cease to remain in Service by reason of Permanent Disability while holding this option, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

                  (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares in which Optionee is not otherwise at that time vested or for which this option is not otherwise at that time exercisable.

                  (e) Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

         6. SPECIAL ACCELERATION OF OPTION.

                  (a) This option, to the extent outstanding at the time of a Change in Control but not otherwise fully exercisable, shall automatically accelerate so that such option shall, immediately prior to the effective date of that Change in Control, become fully exercisable for all the shares of Common Stock at the time subject to this option and may be exercised for any or all of those shares as fully vested shares.

                  (b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent this option is to continue in full force and effect pursuant to the terms of the Change in Control transaction.

                  (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

         8. SHAREHOLDER RIGHTS. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

         9. MANNER OF EXERCISING OPTION.

                  (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                           (i) Execute and deliver to the Corporation a Notice
of Exercise for the Option Shares for which the option is exercised.

                           (ii) Pay the aggregate Exercise Price for the
purchased shares in cash or check made payable to the Corporation, or, to the extent authorized by the Plan Administrator, in one or more of the following forms:

                                (A) a promissory note payable to the
Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 13;

                                (B) shares of Common Stock held by Optionee (or
any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                (C) through a special sale and remittance
procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                           (iii) Furnish to the Corporation appropriate
documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                           (iv) Make appropriate arrangements with the
Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                  (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                  (c) In no event may this option be exercised for any fractional shares.

         10. COMPLIANCE WITH LAWS AND REGULATIONS; SHAREHOLDER APPROVAL.

                  (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto (including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, any applicable state securities laws and any rules and regulations promulgated thereunder) and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

                  (c) The stock option grant hereunder is subject to the Corporation obtaining approval from its shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board, this Agreement and the stock option granted hereunder shall be null and void.

         11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

         12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         13. FINANCING. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse, interest-bearing promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

         14. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. The Plan Administrator shall have the discretionary authority to interpret and construe any term or provision of the Plan or this Agreement, and such interpretation shall be binding on all persons having an interest in this option.

         15. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

         16. MANDATORY ARBITRATION. ANY AND ALL DISPUTES OR CONTROVERSIES BETWEEN OPTIONEE AND THE CORPORATION ARISING OUT OF, RELATING TO OR OTHERWISE CONNECTED WITH THIS AGREEMENT OR THE OPTION EVIDENCED HEREBY OR THE VALIDITY, CONSTRUCTION, PERFORMANCE OR TERMINATION OF THIS AGREEMENT SHALL BE SETTLED EXCLUSIVELY BY BINDING ARBITRATION TO BE HELD IN THE COUNTY IN WHICH THE OPTIONEE IS (OR HAS MOST RECENTLY BEEN) EMPLOYED BY THE CORPORATION (OR ANY

PARENT OR SUBSIDIARY) AT THE TIME OF SUCH ARBITRATION. THE ARBITRATION PROCEEDINGS SHALL BE GOVERNED BY: (i) THE NATIONAL RULES FOR THE RESOLUTION OF EMPLOYMENT DISPUTES THEN IN EFFECT OF THE AMERICAN ARBITRATION ASSOCIATION; AND
(ii) THE FEDERAL ARBITRATION ACT. THE ARBITRATOR SHALL HAVE THE SAME, BUT NO GREATER, REMEDIAL AUTHORITY AS WOULD A COURT HEARING THE SAME DISPUTE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES TO THE ARBITRATION AND SHALL BE IN LIEU OF THE RIGHTS THOSE PARTIES MAY OTHERWISE HAVE TO A JURY TRIAL; PROVIDED, HOWEVER, THAT SUCH DECISION SHALL BE SUBJECT TO CORRECTION, CONFIRMATION OR VACATION IN ACCORDANCE WITH THE PROVISIONS AND STANDARDS OF APPLICABLE LAW GOVERNING THE JUDICIAL REVIEW OF ARBITRATION AWARDS. THE PREVAILING PARTY IN SUCH ARBITRATION, AS DETERMINED BY THE ARBITRATOR, AND IN ANY ENFORCEMENT OR OTHER COURT PROCEEDINGS, SHALL BE ENTITLED, TO THE EXTENT PERMITTED BY LAW, TO REIMBURSEMENT FROM THE OTHER PARTY FOR ALL OF THE PREVAILING PARTY'S COSTS (INCLUDING BUT NOT LIMITED TO THE ARBITRATOR'S COMPENSATION), EXPENSES AND ATTORNEY'S FEES. JUDGMENT SHALL BE ENTERED ON THE ARBITRATOR'S DECISION IN ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER OF SUCH DISPUTE OR CONTROVERSY. NOTWITHSTANDING THE FOREGOING, EITHER PARTY MAY IN AN APPROPRIATE MATTER APPLY TO A COURT FOR PROVISIONAL RELIEF, INCLUDING A TEMPORARY RESTRAINING ORDER OR A PRELIMINARY INJUNCTION. TO THE EXTENT PERMITTED BY LAW, THE PROCEEDINGS AND RESULTS, INCLUDING THE ARBITRATOR'S DECISION, SHALL BE KEPT CONFIDENTIAL.

         17. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

         18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Stock Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  (a) No installment under this option shall qualify for favorable tax treatment as an Incentive Stock Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Stock Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

                  (b) Should the exercisability of this option be accelerated upon a Change in Control, then this option shall qualify for favorable tax treatment as an Incentive Stock Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Change in Control occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Stock Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Change in Control, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

                  (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such options are granted.

                                    EXHIBIT I
                               NOTICE OF EXERCISE


         I hereby notify Allis-Chalmers Corporation (the "Corporation") that I elect to purchase _____________________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $_____________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 2002 Incentive Stock Plan.

         Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.


___________________________,   20____
Date


_______________________________________
Optionee

Address: ______________________________

_______________________________________


Print name in exact manner it is to appear on the stock certificate:

                                         _______________________________________


Address to which certificate is to be sent, if different from address above:

                                         _______________________________________

                                         _______________________________________

Social Security Number:
                                         _______________________________________

Employee Number:
                                         _______________________________________

                                    APPENDIX

         The following definitions shall be in effect under the Agreement:

A. AGREEMENT shall mean this Stock Option Agreement.

B. BOARD shall mean the Corporation's Board of Directors.

C. COMMON STOCK shall mean shares of the Corporation's common stock.

D. CODE shall mean the Internal Revenue Code of 1986, as amended.

E. CHANGE IN CONTROL shall mean:

         (a) The acquisition on or after March 6, 2003 by any individual, entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than an Excluded Person, of ownership of more than 50% of either: (i) the then outstanding shares of Common Stock ("Outstanding Common Stock"); or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors ("Outstanding Voting Securities");

         (b) Individuals who, as of the date of approval of the Plan by the Board of Directors of the Corporation, constitute the Board of Directors of the Corporation ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, or at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) Approval by the stockholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election for directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or (2) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

F. CORPORATION shall mean Allis-Chalmers Corporation, a Delaware corporation.

G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

H. EXCLUDED PERSON means any Person who beneficially owns more than 10% of the outstanding shares of the Corporation on the date hereof or at any time prior to the first anniversary of the adoption of the Plan.

I. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

J. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

K. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

L. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

M. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

O. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

P. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

Q. NOTICE OF EXERCISE shall mean the notice of exercise in the form attached hereto as Exhibit I.

R. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

S. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

V. PLAN shall mean the Corporation's 2002 Incentive Stock Plan.

W. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

X. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

Y. STOCK EXCHANGE shall mean the American Stock Exchange, the New York Stock Exchange or any other exchange in which shares of the Corporation's common stock is traded.

Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.